Exhibit 99.2

HOSPICE PARTNERS OF AMERICA, LLC

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2019 AND 2018

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

TABLE OF CONTENTS

JUNE 30, 2019 AND 2018

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2019 AND DECEMBER 31, 2018

	As of June 30, 2019	As of December 31, 2018
Assets
Current assets
Cash	$4,077,963	$2,394,167
Patient accounts receivable, less allowance for doubtful accounts	6,530,088	6,563,588
Prepaid expenses	944,342	790,774
Total current assets	11,552,393	9,748,529
Property and equipment, net	168,523	274,827
Other assets
Deposits	70,364	70,352
Intangible assets, net of amortization	—	90,421
Goodwill and provider numbers	14,037,584	14,037,584
Total other assets	14,107,948	14,198,357
Total assets	$25,828,864	$24,221,713
Liabilities and members’ equity
Current liabilities
Accounts payable	$869,544	$1,237,894
Accrued expenses	5,349,922	4,616,432
Current portion of long-term debt	1,585,766	1,585,766
Total current liabilities	7,805,232	7,440,092
Long-term debt	1,147,413	1,897,413
Members’ equity	16,876,219	14,884,208
Total liabilities and members’ equity	$25,828,864	$24,221,713

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018

	For the Six Months Ended June 30, 2019	For the Six Months Ended June 30, 2018
Patient Service Revenue
Net patient service revenue	$27,136,678	$24,965,584
Direct patient care expenses	11,736,399	11,358,633
Gross profit	15,400,279	13,606,951
Operating expenses	11,988,371	11,992,051
Income from operations	3,411,908	1,614,900
Other income (expenses)
Interest expense	(144,181)	(136,533)
Other income	4,284	26,697
Total other income (expense)	(139,897)	(109,836)
Net income	$3,272,011	$1,505,064

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018

BALANCE AT DECEMBER 31, 2018	$14,884,208
Net income	3,272,011
Distributions	(1,280,000)
BALANCE AT JUNE 30, 2019	$16,876,219

BALANCE AT DECEMBER 31, 2017	$12,923,204
Net income	1,505,064
Distributions	(650,000)
BALANCE AT JUNE 30, 2018	$13,778,268

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018

	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,272,011	$1,505,064
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	196,725	321,534
Interest expense related to debt issuance costs	—	29,271
Provision for bad debts	—	112,600
Change in patient accounts receivable	33,500	(94,714)
Change in prepaid expenses	(153,568)	(324,089)
Change in deposits	(12)	3,815
Change in accounts payable	(368,350)	(638,205)
Change in accrued expenses	733,490	352,720
Net cash provided by operating activities	3,713,796	1,267,996
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	—	(35,595)
Net cash used in investing activities	—	(35,595)
CASH FLOWS FROM FINANCING ACTIVITIES
Change in line of credit	—	(800,000)
Repayments of long-term debt	(750,000)	(750,000)
Members’ distributions	(1,280,000)	(650,000)
Net cash used in financing activities	(2,030,000)	(2,200,000)
INCREASE (DECREASE) IN CASH	1,683,796	(967,599)
CASH AT BEGINNING OF YEAR	2,394,167	2,984,177
CASH AT END OF YEAR	$4,077,963	$2,016,578
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest	$144,181	$107,262

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Hospice Partners of America, LLC and its consolidated subsidiaries (the Company) provide hospice care to terminally ill patients, with a goal of improving the quality of life of those patients and their families. Hospice care includes medical care designed to address the physical, emotional, and spiritual needs of terminally ill patients. Hospice services are provided in the patients’ homes or provided through contractual arrangements at hospitals and skilled nursing facilities on a per diem basis. The Company provides services in Texas, Kansas, Idaho, Missouri, Oregon, and Virginia, using a unique provider number for each location.

The Company is governed by its Second Amended and Restated Limited Liability Company Agreement dated February 11, 2011. The Company’s officers are designated by its members. The liability of the members of the Company is limited to the members’ total capital contributions.

Principles of Consolidation

The consolidated financial statements include the accounts of Hospice Partners of America, LLC, and its wholly owned subsidiaries, Hospice Partners of Texas, LLC (HPT); H&PC of America, LLC and Subsidiaries (H&PC); HPA Management Company, LLC (HPAM); Hospice Partners of Kansas, LLC (HPK); United Hospice, LLC (United); Serenity Palliative Care and Hospice, LLC (Serenity); and Hospice Partners of Virginia (HVA). All significant intercompany accounts and transactions have been eliminated.

Basis of Financial Statement Preparation

The accompanying consolidated financial statements and related notes have been prepared in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). These financial statements do not include all of the information and note disclosures required by accounting principles generally accepted in the United States of America (GAAP) for annual financial statements and should be read in conjunction with the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2018 included in this Current Report on Form 8-K/A, which includes information and disclosures not included herein.

In the opinion of management, these financial statements reflect all adjustments of a normal, recurring nature necessary for the fair statement of our financial position, results of operations, and cash flows for the interim periods presented in conformity with GAAP. Our results for any interim period are not necessarily indicative of results for a full year or any other interim period and have not been audited by our independent auditors.

The Company uses the accrual basis of accounting whereby revenues are recognized when earned, usually upon the date services are rendered, and expenses are recognized at the date services are rendered or goods are received.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

On January 1, 2019, the Company adopted Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The Company adopted the standard using the modified retrospective approach and did not record a cumulative catch-up adjustment as the timing and measurement of revenue for the Company’s customers is similar to its prior revenue recognition model. However, what historically was classified as a separate line item within revenue as provision for bad debt expense is now treated as an implicit price concession factored into net patient service revenues.

The Company generates net service patient revenues from providing hospice services to consumers who are terminally ill as well as for their families. Net service patient revenues are recognized as services are provided and costs for delivery of such services are incurred. The estimated payment rates are daily rates for each of the levels of care the Company delivers. Hospice companies are subject to two specific payment limit caps under the Medicare program each federal fiscal year, the inpatient cap and the aggregate cap. The aggregate cap limits the amount of Medicare reimbursement a hospice provider may receive, based on the number of Medicare patients served. For the periods ended June 30, 2019 and December 31, 2018, the Company recorded a cap liability for approximately of $1,084,000 and $1,100,000, respectively, included in accrued expenses on the Company’s consolidated balance sheets.

Concentration of Credit Risk

The Company grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The mix of receivables from patients and third-party payors was as follows at June 30, 2019 and 2018:

	2019	2018
Medicare	78%	60%
Medicaid	15%	25%
Commercial and private pay	7%	15%
	100%	100%

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-09, Revenue from Contracts with Customers. On January 1, 2019, the Company adopted ASC 606, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The Company adopted the standard using the modified retrospective approach and did not record a cumulative catch-up adjustment as the timing and measurement of revenue for the Company’s customers is similar to its prior revenue recognition model. The adoption of the new standard eliminates the presentation of the provision for bad debt expense on the consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The purpose of this ASU is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on their balance sheets and disclosing key information about leasing arrangements. The amendments in the ASU require that lessees recognize the rights and obligations resulting from leases as assets and liabilities on their balance sheets, initially measured at the present value of the lease payments over the term of the lease, including payments to be made in optional periods to extend the lease and payments to purchase the underlying assets if the lessee is reasonably certain of exercising those options. Subtopic 842 requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. This guidance is effective for fiscal years beginning after December 15, 2019. The most significant changes for the Company relate to the recognition of right-of-use assets and significant lease liabilities on our consolidated balance sheet as a result of our operating lease obligations of approximately $3 million, as well as the impact of new disclosure requirements. Adoption of the new standard is not expected to have a significant impact to our results of operations or liquidity.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 changes the impairment model for most financial assets and certain other instruments. Under the new standard, entities holding financial assets and net investment in leases that are not accounted for at fair value through net income are to be presented at the net amount expected to be collected. An allowance for credit losses will be a valuation account that will be deducted from the amortized cost basis of the financial asset to present the net carrying value at the amount expected to be collected on the financial asset. ASU 2016-13 is effective as of January 1, 2023. Early adoption is permitted. The Company is currently evaluating the impact of adopting this standard.

Subsequent Events

On October 1, 2019, the Company was sold to Addus HealthCare for approximately $130.0 million, subject to customary adjustments for working capital and other items.

Management has evaluated subsequent events and their potential effects on these consolidated financial statements through December 5, 2019, which is the date the consolidated financial statements were available to be issued.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

2. GOODWILL AND PROVIDER NUMBERS

Intangible assets consisted of the following at June 30, 2019 and December 31, 2018:

	2019	2018
Indefinite lived intangible assets:
Goodwill	$5,839,368	$5,839,368
Provider licenses	8,198,216	8,198,216
	14,037,584	14,037,584
Finite lived intangible assets:
Customer contracts	2,435,000	2,435,000
Noncompetition agreements	1,769,740	1,769,740
	4,204,740	4,204,740
Less accumulated amortization	4,204,740	4,114,319
Total finite lived intangible assets	—	90,421
Total intangible assets	$14,037,584	$14,128,005

The customer contracts and noncompetition agreements are amortized over periods of eight and three years, respectively. The provider licenses are not subject to amortization. Amortization expense is approximately $90,000 and $152,000 for the six months ending June 30, 2019 and 2018. Generally accepted accounting principles require that purchased goodwill be evaluated periodically for impairment based upon its fair value. The Company has determined that no goodwill and other intangibles were impaired as of June 30, 2019.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

3. LONG-TERM DEBT

At June 30, 2019 and December 31, 2018, long-term debt consists of the following:

	2019	2018

Note payable – bank, bearing interest at 6.02%, monthly principal payments of $125,000 plus interest, maturing in April 2021, secured by all assets of the Company	$2,647,413	$3,397,413

Unsecured note payable – individual, bearing interest at 5%, annual interest-only payments until December 2014, subsequent annual payments of $85,767 plus interest, maturing in December 2019	85,766	85,766
	2,733,179	3,483,179
Less current portion	1,585,766	1,585,766
	$1,147,413	$1,897,413

Following is a summary of principal maturities of long-term debt for each of the next three years ending June 30, and in the aggregate:

2019	$835,767
2020	1,500,000
2021	397,412
$2,733,179

Under the terms of the note payable to bank, the Company is required to comply with certain financial and nonfinancial covenants as defined in the loan agreement. At June 30, 2019, the Company was in compliance with these covenants.

4. LINE OF CREDIT

The Company maintains a revolving line of credit with a bank. Under the terms of the agreement, the Company may borrow up to $2,000,000. The line of credit accrues interest at one-month LIBOR plus 3.50%, 5.8% at June 30, 2019. There was no draw outstanding under the line as of June 30, 2019 and December 31, 2018. The line is collateralized by substantially all of the business assets of the Company and matures March 2021. At June 30, 2019, the Company was in compliance with financial and nonfinancial covenants as defined in the loan agreement.

HOSPICE PARTNERS OF AMERICA, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

5. RELATED PARTY TRANSACTIONS

The Company paid management fees to a related party having common ownership in the amount of $63,000 for the six months ended June 30, 2019 and 2018. The Company paid another related party approximately $885,000 and $948,000 for pharmacy supplies during the six months ending June 30, 2019 and 2018, respectively. At June 30, 2019, the Company had approximately $131,000 due to this related party ($198,000 at December 31, 2018).

During 2014, HPA created a not-for-profit entity, The HPA Hope Foundation, to which families whose family members received hospice care made donations. The HPA Hope Foundation received approximately $55,000 and $37,000 in donations during the six months ended June 30, 2019 and 2018, respectively, while it disbursed $30,000 and $10,000 to patients and their families during the six months ended June 30, 2019 and 2018, respectively.